Filed Pursuant to Rule 497(e)
1933 Act File No. 333-45361
1940 Act File No. 811-08627

STATEMENT OF ADDITIONAL INFORMATION FOR	February 28, 2007

(As Amended and Restated December 14, 2007)

OPTIQUE LARGE CAP VALUE FUND OPTIQUE SMALL CAP VALUE FUND OPTIQUE INTERNATIONAL VALUE FUND OPTIQUE INTERMEDIATE FIXED INCOME FUND

OPTIQUE FUNDS, INC.
555 Main Street
Racine, Wisconsin 53403

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.), dated February 28, 2007 (as amended and restated December 3, 2007). Requests for copies of the Prospectus should be made by writing to Optique Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

        The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2006, of Optique Funds, Inc. (File No. 811-08627) as filed with the Securities and Exchange Commission on Form N-CSR on January 9, 2007.

Statement of Net Assets
    Optique Large Cap Value Fund
    Optique Small Cap Value Fund
    Optique International Value Fund
    Optique Intermediate Fixed Income Fund
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

        Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 276-8272.

OPTIQUE FUNDS, INC.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2007 (as amended and restated December 3, 2007), and, if given or made, such information or representations may not be relied upon as having been authorized by Optique Funds, Inc.

        This Statement of Additional Information does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

        Optique Funds, Inc. (the “Corporation”), formerly known as JohnsonFamily Funds, Inc., is an open-end, diversified management investment company consisting of four separate portfolios, the Optique Large Cap Value Fund (the “Large Cap Value Fund”), Optique Small Cap Value Fund (the “Small Cap Value Fund”), Optique International Value Fund (the “International Value Fund”) and Optique Intermediate Fixed Income Fund (the “Fixed Income Fund”) (each individually a “Fund” and collectively the “Funds”). Optique Funds, Inc. is registered under the Investment Company Act of 1940 (the “Act”). Optique Funds, Inc. was incorporated as a Maryland corporation on January 27, 1998. The Large Cap Value Fund was called the “JohnsonFamily Large Cap Value Fund” prior to December 3, 2007 and the “JohnsonFamily Large Cap Equity Fund” prior to February 28, 2001. The Small Cap Value Fund was called the “JohnsonFamily Small Cap Value Fund” prior to December 3, 2007 and the “JohnsonFamily Small Cap Equity Fund” prior to February 28, 2001. The International Value Fund was called the “JohnsonFamily International Value Fund” prior to December 3, 2007 and the “JohnsonFamily International Equity Fund” prior to February 28, 2001. The Fixed Income Fund was called the “JohnsonFamily Intermediate Fixed Income Fund” prior to December 3, 2007.

INVESTMENT RESTRICTIONS

        The Large Cap Value Fund, Small Cap Value Fund, International Value Fund and Fixed Income Fund have adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of a Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of a Fund.

1.	The Funds will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Funds may borrow money to the extent set forth in investment restriction no. 4.

2.	The Funds may sell securities short to the extent permitted by the Act.

3.	The Funds may write put and call options to the extent permitted by the Act.

4.	None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 10% of the value of a Fund’s net assets) or for emergency or extraordinary purposes.

5.	Each Fund may pledge or hypothecate its assets to secure its borrowings.

6.	The Funds will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend their portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of a Fund’s total assets would be subject to such loans.

7.	The Funds will not make investments for the purpose of exercising control or management of any company.

8.	The Funds will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, a Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of a Fund’s total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of each Fund’s total assets may be invested without regard to these limitations.

9.	No Fund will invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Funds will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

10.	No Fund will act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

11.	The Funds will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

12.	The Funds will not purchase or sell commodities or commodity contracts, except that each Fund may invest in futures contracts and options on futures contracts.

        The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval. These additional restrictions are as follows:

1.	No Fund will invest more than 15% of the value of its net assets in illiquid securities.

2.	The Funds will not purchase securities of other investment companies except: (a) as a part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of a Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of a Fund’s net assets would be invested in shares of registered investment companies.

3.	The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation’s Board of Directors.

4.	The Funds will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

        The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

        In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of each of the Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name. If the Board of Directors determines to change this non-fundamental policy for any Fund, that Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

INVESTMENT CONSIDERATIONS

        The Fund’s prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Temporary Investments

        Each Fund may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include money market mutual funds, short-term investment-grade fixed-income securities, bankers’ acceptances, commercial paper, commercial paper master notes and repurchase agreements.

        The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized statistical rating organization (NRSRO).

        The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In this event, a Fund may experience delays, increased costs and a possible loss.

        The Funds may also invest in money market mutual funds issued by other investment companies. As a shareholder of a money market fund, a Fund would be subject to the same risks as any other investor and will bear a proportionate share of any fees and expenses incurred by the mutual fund in which it invests. These will be in addition to the advisory and other fees paid by the Fund.

        During adverse market conditions, up to 100% of the International Value Fund’s total assets may be invested in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities.

Investment Grade Investments

        The Funds may invest in investment-grade debt securities, or unrated securities if Optique Capital Management, Inc. (the “Adviser”), or, with respect to the Fixed Income Fund, RNC Genter Capital Management (the “Sub-Adviser” or “RNC Genter”) believes they are equivalent in quality. A debt or other fixed income security is considered investment grade if it is rated BBB or better by Standard & Poor’s Ratings Group (“S&P”), Fitch IBCA (“Fitch”); or Baa or better by Moody’s Investors Services, Inc. (“Moody’s”) or any other NRSRO.

        Investment-grade bonds rated BBB by S&P or Fitch, or Baa by Moody’s are considered to be of medium-grade quality. Medium-grade securities have certain speculative characteristics. This means they are typically more sensitive to economic changes and subject to a higher degree of risk than higher rated securities.

        Ratings are determined at the time of investment. If a security held by a Fund loses its rating or has its rating reduced, the Fund does not have to sell the security immediately. However, the Adviser will closely monitor the security to determine what action, if any, the Fund should take.

Illiquid Securities

        Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Short Sales

        The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

        No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 5% of the value of a Fund’s net assets. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

Lending of Portfolio Securities

        In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

High Yield Convertible Securities

        Each equity Fund may invest in convertible debt securities when the Adviser believes the underlying common stock is a suitable investment for the Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

        Each equity Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as “junk bonds.” Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

        The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

        The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and a Fund’s net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

        The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Funds can meet redemption requests. To the extent that a Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds. A Fund may retain a portfolio security whose rating has been changed.

Mortgage-Backed and Asset-Backed Securities

        Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”) that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

        There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        Each of the Funds may also purchase mortgage-backed securities structured as collateralized mortgage obligations (“CMO”). CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include “IOs”, which pay distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities, “POs”, which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and “inverse floaters”, which have a coupon rate that moves in the reverse direction to an applicable index.

        Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

        The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

        In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

        Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

        Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Hedging Instruments

        Each of the Funds may engage in options, futures and options on futures transactions that constitute bona fide hedging or other permissible risk management transactions. The Funds may use futures transactions for several reasons, including: (i) hedging unrealized portfolio gains; (ii) minimizing adverse principal fluctuations in a Fund’s debt and fixed-income securities; or (iii) as a means of adjusting exposure to various markets. The Funds will deal only in exchange-traded futures contracts and in exchange-traded or over-the-counter securities options.

        Generally, the Funds may engage in a futures contract or options transactions if the initial margin deposits and premiums paid for unexpired options do not exceed 5% of a Fund’s total assets. In addition, each Fund will commit no more than 5% of its net assets to futures contracts and options or more than 5% of its net assets to cover its obligations with respect to futures contracts and options.

        Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

        The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

        Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a Futures Commission Merchant (“FCM”), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

        Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Each Fund may purchase options on futures contracts as well as options on securities and stock indices. Each of the Funds may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        Stock Index Options. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indices also may be based on an industry or market segment, such the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

        Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

        To terminate its obligations on a call which it has written, a Fund may purchase a call in a “closing purchase transaction”. (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

        Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

        When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Funds may only write covered puts. For a put to be covered, a Fund must maintain cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

        Combined Option Positions. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. Each of the Funds may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund’s investments.

        Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each of the Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Funds’ options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

        Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

        Asset Coverage for Futures and Option Positions. Each of the Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain cash or liquid securities with its custodian in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a portion of a Fund’s assets could impede portfolio management or such Fund’s ability to meet redemption requests or other current obligations.

        Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Depository Receipts

        Each of the Funds may invest in American Depository Receipts (“ADRs”). ADR facilities may be either “sponsored” or “unsponsored”. While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may be not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs.

        In addition to ADRs, each of the Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Portfolio Turnover

        Generally, the Funds do not purchase securities with the intent of turning them over rapidly. However, the Adviser, and with respect to the Fixed Income Fund, the Sub-Adviser, will continuously monitor each Fund’s investments and adjust the portfolio whenever the Adviser or Sub-Adviser, as applicable, believe it is in the best interest of the Fund to do so. Fund turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of the Fund’s management.

        Portfolio turnover measures the amount of trading that occurs in a Fund’s portfolio during the year. A 100% turnover rate, for example, means that on average, every security in the portfolio has been replaced once during the year. Funds with higher turnover rates often have higher transaction costs (e.g. brokerage commissions, portfolio trading costs), which are paid by the Funds, and may generate short-term capital gains. Distributions to shareholders of realized gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for tax purposes. The turnover rate for the Funds may vary from year to year. However, the Adviser expects that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%.

Borrowing

        The Funds may borrow money, but only from banks and only for temporary or emergency purposes. Each Fund may borrow up to 10% of its net assets. However, they must repay any amount borrowed before buying additional securities. If the securities held by a Fund decline in value while borrowings are outstanding, the net asset value of the Fund’s outstanding shares may also lose value.

Reverse Repurchase Agreements

        The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells securities with the understanding that it will buy them back within a particular time at a specified price.

        Reverse repurchase agreements involve certain risks, including the chance that the market value of the securities sold may decline below the price of the securities the Fund is obligated to repurchase. They are also subject to the risk that the securities may not be returned to the Fund.

        To manage risk, a Fund will maintain with its custodian cash or liquid securities having a value at least equal to the repurchase price of the securities sold, less the value of the collateral securing the reverse repurchase agreement.

When-Issued and Delayed-Delivery Securities

        To ensure the availability of suitable securities for their portfolios, the Funds may buy when-issued or delayed-delivery securities. The Funds intend to purchase the securities with the expectation of acquiring the underlying securities when delivered. However, a Fund may sell when-issued securities before the settlement date when the Adviser believes it is in the best interests of a Fund to do so. Unless a Fund has entered into an offsetting agreement to sell the securities, it must maintain with the Fund’s custodian cash or liquid assets equal to the amount of the Fund’s commitment.

        When-issued and delayed-delivery securities represent securities that have been authorized but not yet issued. The price of when-issued and delayed-delivery securities is fixed at the time a commitment to purchase is made, but delivery and payment take place at a later date. As a result, they are subject to certain risks, including the chance that these securities may fall in value by the time they are actually issued or delivered. New issues of stocks and bonds, stocks that have split and Treasury securities are examples of securities that are traded on a when-issued or delayed-delivery basis.

Government Obligations

        Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

        Obligations of certain agencies and instrumentalities, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Warrants

        Each of the equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price for a specified period of time. Like options, warrants involve certain risks, including the chance that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. Warrants also involve the risk that the effective price paid for the warrant when added to the subscription price of the related security may be greater than the value of the subscribed security’s market price. To manage risk, no more than 5% of each equity Fund’s net assets, valued at the time of investment, will be invested in warrants.

Classification of Foreign Markets

        Foreign markets are often classified as mature or emerging. The countries in which the Funds may invest are classified below. The Funds also may invest in additional countries when such investments are consistent with the Fund’s objective and policies.

Mature:	Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

Emerging:	Argentina, Brazil, Chile, China, Czech Republic, Ecuador, Greece, Hungary, India, Indonesia, Jamaica, Kenya, Israel, Jordan, Malaysia, Mexico, Morocco, Nigeria, Pakistan, People’s Republic of China, Peru, Philippines, Poland, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Vietnam.

Foreign Currency Transactions

        To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

        A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

        When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporate the prospects into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

        At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

        If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

        Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        Each of the Funds may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

        Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds will not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report annually to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

        The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds.

        There may be instances where the interests of the shareholders of the Funds respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

        Fund Service Providers

        The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Funds’ administrator, independent registered public accountants and custodian.

        Rating and Ranking Organizations

        The Funds’ Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis (as determined by the officers in their discretion).

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.

        The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the shareholders of the Funds to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other shareholders of the Funds. However, the Funds will not provide this information until such information is at least 15 calendar days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Funds receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

        Website Disclosure

        The Funds publish their top ten positions at the end of each month on their website (www.optiquefunds.com). This information is updated approximately 5 to 10 business days following the end of each month. It is available to anyone that visits the website.

        Others

        The Funds, from time to time, may provide their entire portfolios as of a calendar month end to Johnson Bank, as a fiduciary for its clients that are shareholders of the Funds, but not until 15 calendar days after the end of such month.

DIRECTORS AND OFFICERS OF THE CORPORATION

Management Information

        As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information regarding each of the officers and directors of the Corporation (including their principal occupations for at least the last five years) is set forth below. The Funds form a “Fund Complex” as defined in the Act and are the only funds in the Fund Complex. Each of the directors is a director for all of the Funds. (Information as of December 3, 2007 other than ages, which are as of February 28, 2007.)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
“Disinterested Persons” of the Funds
JoAnne Brandes	Director	Indefinite, until	Ms. Brandes has been	4	Alternative
Age: 54		successor elected	Executive Vice-President,		Resources
Address:			CAO, General Counsel and		Corporation
c/o Johnson Diversey		9 years	Secretary of
8310 16th Street			JohnsonDiversey, Inc.		Bright Horizons
P.O. Box 902			since 2002.		Family
Sturtevant, WI 53177					Solutions, Inc.
Richard Bibler	Director	Indefinite, until	Mr. Bibler has been an	4	Columbia College
Age: 74		successor elected	owner of Rudolph Stone		of Nursing
Address:			Associates, LLC (formerly
1449 E. Goodrich Lane		9 years	Rudolph Stone Associates),		United Community
Milwaukee, WI 53217			a financial consulting		Center Visionex,
			firm, since prior to 1990.		LLC
F. Gregory Campbell	Director	Indefinite, until	Dr. Campbell has been	4	Thrivent Mutual
Age: 67		successor elected	President of Carthage		Funds
Address:			College since 1987.
c/o Carthage College		9 years
2001 Alford Drive
Kenosha, WI 53140
Gerald Konz	Director	Indefinite, until	Mr. Konz is an independent	4	None
Age: 74		successor elected	consultant since 1997.
Address:
3515 Taylor Ave.	9 years
Racine, WI 53405

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

George A. Nelson	Director	Indefinite, until	Mr. Nelson has been	4	None
Age: 68		successor elected	Executive Vice President
Address:			of Evening Telegram, Inc.
7025 Raymond Road		9 years	since 1982.
Madison, WI 53719
“Interested Persons” (as defined in the Act) of the Funds:
Wendell Perkins*	Director	Indefinite, until	Mr. Perkins is a Director	4	None
Age: 44		successor elected	and Executive Vice
Address:			President and Chief
555 Main Street,		9 years	Investment Officer of the
Racine, WI 53403			Adviser. Previously, he
had been Senior Vice
President of Johnson Asset
Management, Inc. since
1994.
Colette Wallner	President	One year term	Ms. Wallner is a Director	N/A	N/A
Age: 50			and President of the
Address:		5 years	Adviser. Previously, she
555 Main Street			had been President and CEO
Racine, WI 53403			of Johnson Asset
Management, Inc. since May
2002.
Brian Leonard	Secretary and	One year term	Mr. Leonard is Vice	N/A	N/A
Age: 35	Treasurer		President of Johnson
Address:		1 year	Financial Group, Inc.
555 Main Street
Racine, WI 53403

* Mr. Perkins is an interested director because he is an employee of the Adviser.

        The Corporation’s Board of Directors has created an audit committee whose members consist of Ms. Brandes and Messrs. Bibler, Campbell, Konz and Nelson. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audits, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records. The Corporation’s Board of Directors has no other committees. The audit committee met twice during the fiscal year ended October 31, 2006. The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation an annual fee of $7,500, a fee of $2,500 for each meeting of the Board of Directors attended, and a fee of $500 for each meeting of the audit committee attended. Additionally, the Corporation pays the chairman of the audit committee an annual fee of $2,500. Mr. Bibler has a line of credit in the amount of $4 million with Johnson Bank, on ordinary commercial terms.

        The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended October 31, 2006:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex* Paid to Directors
Disinterested Persons of the Funds
JoAnne Brandes	$19,750	$0	$0	$19,750
Richard Bibler	24,737	0	0	24,737
F. Gregory Campbell	24,625	0	0	24,625
Gerald Konz	24,625	0	0	24,625
George Nelson	27,500	0	0	27,500
Interested Person of the Funds
Wendell Perkins	0	0	0	0

*The Funds are the only funds in the Fund Complex.

Code of Ethics

        The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Proxy Voting Policy

        The Funds vote proxies in accordance with the proxy voting policy of the Adviser. The Adviser has retained Institutional Shareholder Services, Inc., an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by the Funds. The Adviser generally votes proxies in accordance with the recommendations of Institutional Shareholder Services, Inc., and in the event a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will defer to the recommendations of Institutional Shareholder Services, Inc. or other independent proxy voting firm retained by the Adviser for that purpose.

        Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds’ website at www.optiquefunds.com or the website of the Securities and Exchange Commission at www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        As of October 29, 2007, the officers and directors of the Corporation owned less than 1% of the outstanding securities of each Fund. Set forth below are the names and addresses of all holders of each of the Funds’ shares who as of October 29, 2007 owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Funds’ then outstanding shares.

	Large Cap Value Fund		Small Cap Value Fund		International Value Fund		Fixed Income Fund
	No. of Shares	Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Johnson Bank	12,332,292	91.16%	2,759,008	83.59%	4,737,732	77.48%	5,753,832	98.21%
555 Main Street
Racine, WI 53403
Bank Franck Galland & Cie S.A.
1 Rue Rodolphe Toepffer			223,792	6.78%
Geneva, Switzerland
Charles Schwab & Co, Inc.					410,822	6.72%
Special Custody Account for
the Benefit of Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

By virtue of its stock ownership, Johnson Bank, as a fiduciary for its clients, is deemed to "control," as that term is defined in the Act, each of the Funds and the Corporation. The shares owned by Charles Schwab & Co., Inc. were owned of record only.

        The following table sets forth the dollar range of shares of the Funds beneficially owned by each director of the Corporation as of December 31, 2006:

Name of Director	Dollar Range of Shares of the Large Cap Value Fund	Dollar Range of Shares of the Small Cap Value Fund	Dollar Range of Shares of the International Value Fund	Dollar Range of Shares of the Fixed Income Fund	Aggregate Dollar Range of Shares in all Funds *
Disinterested Persons
JoAnne Brandes	$1-$10,000	$10,001-$50,000	None	None	$10,001-$50,000
Richard Bibler	None	None	Over $100,000	None	Over $100,000
F. Gregory Campbell	None	None	None	None	None
Gerald Konz	None	None	None	None	None
George Nelson	None	None	None	None	None
Interested Persons
Wendell Perkins	$1-$10,000	Over $100,000	Over $100,000	None	Over $100,000

* The Funds form a “Family of Investment Companies” as defined in the Act and are the only funds in the Family of Investment Companies.

INVESTMENT ADVISER, SUB-ADVISER, PORTFOLIO MANAGERS,
ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Investment Adviser

        The investment advisor to the Funds is Optique Capital Management, Inc. Prior to December 3, 2007, the investment advisor to the Funds was Johnson Asset Management, Inc. Optique Capital Management is the predecessor to Johnson Asset Management. Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to the Funds (the “Advisory Agreements”), the Adviser manages the investment and reinvestment of assets of the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund (but not the Fixed Income Fund); provides the Funds with personnel, facilities and management services; and supervises each Fund’s daily business affairs. The Adviser formulates and (except with respect to the Fixed Income Fund) implements a continuous investment program for the Funds consistent with each Fund’s investment objective, policies and restrictions. The Adviser provides office space as well as executive and other personnel to the Funds. With respect to the Fixed Income Fund, the Adviser develops the investment program, recommends to the Funds’ Board of Directors a sub-adviser to manage the investments of the Fixed Income Fund, and monitors the performance of the sub-adviser. For its services to the Funds, the Adviser receives a monthly fee (before fee waivers as explained below) based on the average daily net assets of each Fund at the annual rate of 0.75% for the Large Cap Value Fund, 0.75% for the Small Cap Value Fund, 0.90% for the International Value Fund and 0.45% for the Fixed Income Fund. The Adviser’s executive officers include Colette Wallner, President, Wendell Perkins, Executive Vice President and Chief Investment Officer, Edward Maraccini, Senior Vice President, and Margaret McKay, Senior Vice President.

        Pursuant to the Advisory Agreements, the Adviser has undertaken to reimburse each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed a set percentage of the average daily net assets of the Funds for such year, as determined by valuations made as of the close of each business day of the year: 1.45% of the average daily net assets of the Large Cap Value Fund; 1.50% of the average daily net assets of the Small Cap Value Fund; 1.85% of the average daily net assets of the International Value Fund; and 0.85% of the average daily net assets of the Fixed Income Fund. Other expenses borne by the Funds include: legal, auditing and accounting expenses; insurance premiums; governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Funds’ custodian and transfer agent; fees and disbursements pursuant to the Service and Distribution Plan for the Funds; and membership fees of industry associations. For the fiscal years ended October 31, 2006 and 2004, the Adviser reimbursed the Fixed Income Fund for annual operating expenses in excess of 0.85% of its average net assets (the Adviser did not reimburse the Fixed Income Fund in fiscal 2005).

        The Funds monitor their expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        For services by the Adviser under the Advisory Agreements for the fiscal year ended October 31, 2004, the Funds incurred advisory fees payable to the Adviser of $625,122 for the Large Cap Value Fund, $543,301 for the Small Cap Value Fund, $555,486 for the International Value Fund and $292,002 for the Fixed Income Fund. For the fiscal year ended October 31, 2004, the Adviser made reimbursements for excess expenses of $29,077 to the Fixed Income Fund. For services by the Adviser under the Advisory Agreements for the fiscal year ended October 31, 2005, the Funds incurred advisory fees payable to the Adviser of $807,046 for the Large Cap Value Fund, $505,451 for the Small Cap Value Fund, $744,360 for the International Value Fund and $319,367 for the Fixed Income Fund. For services by the Adviser under the Advisory Agreements for the fiscal year ended October 31, 2006, the Funds incurred advisory fees payable to the Adviser of $908,042 for the Large Cap Value Fund, $342,551 for the Small Cap Value Fund, $889,194 for the International Value Fund and $232,501 for the Fixed Income Fund. For the fiscal year ended October 31, 2006, the Adviser made reimbursements for excess expenses of $43,837 to the Fixed Income Fund.

        Each Advisory Agreement , will continue in effect for two years from the date of its execution and thereafter will remain in effect indefinitely as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s shareholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

        Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Sub-Adviser

        Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), the Sub-Adviser serves as the sub-adviser for the Fixed Income Fund. Its principal office is located at 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, CA 90025. The Sub-Adviser, whose sole voting member is Genter Capital LLC, has been involved in account portfolio management since 1968. Genter Capital LLC is wholly-owned by Daniel J. Genter and has its principal place of business at 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, CA 90025. Daniel J. Genter is the President, Chief Executive Officer and Chief Investment Officer of RNC Genter. The sub-adviser selects portfolio securities for investment by the Fixed Income Fund, purchases and sells securities for the Fixed Income Fund, and places orders for the execution of portfolio transactions.

        The Adviser pays the Sub-Adviser a monthly fee at an annual rate of 1/12 of .18% of the average daily net assets of the Fixed Income Fund.

        The Sub-Advisory Agreement will continue in effect for two years from the date of its execution and thereafter will remain in effect indefinitely as long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Fixed Income Fund and (2) the vote of a majority of the Directors of the Corporation who are not parties to the Sub-Advisory Agreement or “interested persons” of the Sub-Adviser cast in person in a meeting called for the purpose of voting on such and approval. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise, upon giving 30 days’ written notice to the others. The Sub-Advisory Agreement will automatically terminate if it is assigned. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Portfolio Managers

        The sole investment adviser to the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund is Optique Capital Management. RNC Genter serves as the sub-adviser for the Fixed Income Fund. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Managers
Wendell L. Perkins	No	No	1201	No	No	No
(portfolio manager for Large Cap	$0	$0	$485 million*	$0	$0	$0
Value Fund, Small Cap Value Fund
and International Value Fund)
Margaret McKay	No	No	1201	No	No	No
(portfolio manager for Large Cap	$0	$0	$485 million*	$0	$0	$0
Value Fund, Small Cap Value Fund
and International Value Fund)
Edward T. Maraccini	No	No	1201	No	No	No
(portfolio manager for Large Cap	$0	$0	$485 million*	$0	$0	$0
Value Fund, Small Cap Value Fund
and International Value Fund)
Stephen M. Bradasich	No	No	958	No	No	No
(portfolio manager for Fixed	$0	$0	$472 million*	$0	$0	$0
Income Fund)
Alexander J. Hall	No	No	958	No	No	No
(portfolio manager for Fixed	$0	$0	$472 million*	$0	$0	$0
Income Fund)
Paul M. Ryan	No	No	958	No	No	No
(portfolio manager for Fixed	$0	$0	$472 million*	$0	$0	$0
Income Fund)

*These accounts are team managed.

        The portfolio managers of the Adviser and Sub-Adviser are often responsible for managing other accounts. The Adviser and Sub-Adviser typically assign accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates or the Sub-Adviser or one of its affiliates, as the case may be, in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser and Sub-Adviser, respectively, have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser and Sub-Adviser, respectively, have adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2006.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Wendell L. Perkins	Salary/Bonus	Optique Capital	Mr. Perkins receives a fixed salary that is
		Management	set by reference to industry standards. He
(portfolio manager for Large Cap			also receives an annual subjective bonus
Value Fund, Small Cap Value Fund			based on the achievement of corporate,
and International Value Fund)			investment and individual goals for the prior
year.
Margaret McKay	Salary/Bonus	Optique Capital	Ms. McKay receives a fixed salary that is set
		Management	by reference to industry standards. She also
(portfolio manager for Large Cap			receives an annual subjective bonus based on
Value Fund, Small Cap Value Fund			the achievement of corporate, investment and
and International Value Fund)			individual goals for the prior year.
Edward T. Maraccini	Salary/Bonus	Optique Capital	Mr. Maraccini receives a fixed salary that is
		Management	set by reference to industry standards. He
(portfolio manager for Large Cap			also receives an annual subjective bonus
Value Fund, Small Cap Value Fund			based on the achievement of corporate,
and International Value Fund)			investment and individual goals for the prior
year.
Stephen M. Bradasich	Salary/Bonus	RNC Genter	Mr. Bradasich receives a fixed salary that is
set by reference to industry standards. He
(portfolio manager for Fixed Income			also receives an annual subjective bonus
Fund)			based on the achievement of corporate,
departmental and individual goals for the
prior fiscal year.
Alexander J. Hall	Salary/Bonus	RNC Genter	Mr. Hall receives a fixed salary that is set
by reference to industry standards. He also
(portfolio manager for Fixed Income			receives an annual subjective bonus based on
Fund)			the achievement of corporate, departmental
and individual goals for the prior fiscal
year.
Paul M. Ryan	Salary/Bonus	RNC Genter	Mr. Ryan receives a fixed salary that is set
by reference to industry standards. He also
(portfolio manager for Fixed Income			receives an annual subjective bonus based on
Fund)			the achievement of corporate, departmental
and individual goals for the prior fiscal
year.

        The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of December 31, 2006.

Name of Portfolio Managers	Dollar Range of Equity Securities of Large Cap Value Fund	Dollar Range of Equity Securities of Small Cap Value Fund	Dollar Range of Equity Securities of International Value Fund	Dollar Range of Equity Securities of Fixed Income Fund
Wendell L. Perkins	$1-$10,000	$100,001-$500,000	$100,001 - $500,000	N/A
Margaret McKay	$10,001-$50,000	$10,001 - $50,000	$50,001- $100,000	$1 - $10,000
Edward T. Maraccini	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	N/A
Stephen M. Bradasich	N/A	N/A	N/A	None
Alexander J. Hall	N/A	N/A	N/A	None
Paul M. Ryan	N/A	N/A	N/A	None

Administrator

        The administrator to the Funds is SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services), One Freedom Valley Dr., Oaks, Pennsylvania 19456 (“SIGFS”). SIGFS provides various administrative and fund accounting services to the Funds, including calculating each Fund’s net asset value, pursuant to an Administration Agreement (the “SIGFS Administration Agreement”) with the Corporation on behalf of the Funds. For its services under the SIGFS Administration Agreement, SIGFS receives from the Funds a fee, computed daily and paid monthly, based on the Funds’ aggregate net assets, according to the following schedule, but subject to a combined annual minimum fee for all four Funds of $300,000:

Annual Rate	Aggregate Net Assets
0.14%	First $250,000,000
0.10%	Next $250,000,000
0.08%	Over $500,000,000

During the fiscal year ended October 31, 2006 the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $117,019 for the Large Cap Value Fund, $87,725 for the Small Cap Value Fund, $128,380 for the International Value Fund and $93,459 for the Fixed Income Fund. During the fiscal year ended October 31, 2005 the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $112,165 for the Large Cap Value Fund, $96,309 for the Small Cap Value Fund, $122,416 for the International Value Fund and $97,741 for the Fixed Income Fund. During the fiscal year ended October 31, 2004 the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $122,035 for the Large Cap Value Fund, $116,620 for the Small Cap Value Fund, $114,887 for the International Value Fund and $115,730 for the Fixed Income Fund.

Custodian

        State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Corporation’s assets pursuant to a Custody Agreement. Under the Custody Agreement, State Street Bank and Trust Company has agreed to (i) maintain separate accounts in the name of the Funds, (ii) make receipts and disbursements of money on behalf of each of the Funds, (iii) collect and receive all income and other payments and distributions on account of each of the Fund’s portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Funds concerning the Funds’ operations. State Street Bank and Trust Company does not exercise any supervisory function over the purchase and sale of securities.

Transfer Agent

        Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 (“Citigroup”), serves as transfer agent and dividend paying agent for the Funds under a Transfer Agency and Services Agreement between it and the Corporation. As transfer agent and dividend paying agent, Citigroup has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

DETERMINATION OF NET ASSET VALUE

        The net asset value of each of the Funds will be determined as of the close of regular trading (3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Each Fund’s net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

        Common stocks and securities sold short that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Common stocks and securities sold short that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Options purchased or written by the Funds are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be changed if the market makes a limit move in which event the futures contract will be valued at its fair market value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Pricing services may determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

        Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors pursuant to procedures established by and under the supervision of the Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

        The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

        Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund’s net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

        Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when New York Stock Exchange is not open and a Fund’s net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

        Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

DISTRIBUTION OF SHARES

        The Corporation has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Act (the “Plan”) to use a portion of the Funds’ assets to cover the costs of certain activities relating to the distribution of its shares to investors. The Corporation adopted the Plan in anticipation that the Funds will benefit from the Plan through increased sales of shares, thereby reducing the expense ratio of each of the Funds and providing the Adviser with greater flexibility in management. The Plan may be terminated with respect to any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. JoAnne Brandes, Richard Bibler, F. Gregory Campbell, Gerald Konz and George Nelson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.

        While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

        SEI Investments Distribution Co. (the “Distributor”), an affiliate of SIGFS, acts as principal underwriter of shares of the Funds. The Distributor distributes the shares on a “best efforts” basis (each of the Fund’s shares are offered on a continuous basis). The Funds’ Service and Distribution Plan (the “Plan”) permits the Funds to reimburse its distributor for expenses incurred in distributing the Funds’ shares to investors, which include expenses relating to: sales representative compensation; advertising preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds. Pursuant to the Plan, the Funds may reimburse its distributor for overhead expenses incurred in distributing the Funds’ shares. The Funds may not reimburse its distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. The Funds may not use distribution fees paid by one Fund to finance the distribution of shares for another Fund.

        The Distributor may enter into agreements from time to time with broker-dealers (“Selected Dealers”) providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under these agreements, shareowner support services may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in shares of the Funds; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. Such entities may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares. Under these agreements, the Distributor may pay fees at annual rates of up to 0.25% of the average daily net asset value of the shares covered by the agreement.

        During the fiscal year ended October 31, 2006, the Funds incurred distribution fees under the Plan of $118,601 for the Large Cap Value Fund, $79,800 for the Small Cap Value Fund, $132,530 for the International Value Fund and $52,125 for the Fixed Income Fund (any difference between amounts incurred and amounts actually paid out is reimbursed to the applicable Fund). These fees were allocated to the following activities:

	Large Cap Value Fund	Small Cap Value Fund	International Value Fund	Fixed Income Fund
Advertising	$74,321	$50,867	$70,059	$21,221
Printing of Prospectuses	$503	$503	$503	$168
Compensation to Selected Dealers	$32,725	$30,812	$52,963	$20,742
Fulfillment	$1,175	$1,175	$1,175	$392

REDEMPTION FEE

        Frequent purchases and redemptions of any of the Funds’ shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the stocks of small capitalization companies in which the Small Cap Value Fund invests, the Small Cap Value Fund may be subject to greater risk of market timing activities than the Large Cap Value Fund. Also, since the International Value Fund invests a significant amount of its assets in foreign securities, it is subject to the risk that investors may attempt to engage in “time-zone arbitrage,” by taking advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the International Value Fund’s net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.

        The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of each Fund’s shares. Additionally, the International Value Fund’s use of “fair value pricing” to adjust the closing market prices of foreign securities under certain circumstances, to reflect what is believed to be their fair value, may help deter time-zone arbitrage.

    1.     Each Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of that Fund’s shares based on any unusual trading activity by such investor and/or such investor’s trading history.

    2.     Each Fund imposes a 2% redemption fee on redemptions that occur less than 30 days after purchase. Any proceeds of the fee will be credited to the assets of the appropriate Fund.

        The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), (3) shares redeemed through designated systematic withdrawal plans, or (4) shares exchanged pursuant to the exchange privilege, but otherwise applies to all investors in the Funds, including those that invest through omnibus accounts at intermediaries such as broker-dealers. While the redemption fee does not apply to shares that are exchanged, the Funds do impose a 2% exchange fee on the value of shares exchanged less than 30 days after purchase.

        In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

        The Funds rely on intermediaries to determine when a redemption occurs less than 30 days after purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, they cannot guarantee that such trading will not occur.

ALLOCATION OF PORTFOLIO BROKERAGE

        Decisions to buy and sell securities for the Funds are made by the Adviser and/or Sub-Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Adviser and/or Sub-adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases transactions are with firms who act as principal for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s and /or Sub-Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability). The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security). In some instances, the Adviser and/or Sub-Adviser feel that better prices are available from non-principal market makers who are paid commissions directly.

        In allocating brokerage business for a Fund, the Adviser and/or Sub-Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser and/or Sub-Adviser believe these services have substantial value, they are considered supplemental to the Adviser’s and/or Sub-Adviser own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser and/or Sub-Adviser may indirectly benefit from the availability of these services to the Adviser and/or Sub-Adviser, and the Funds may indirectly benefit from services available to the Adviser and/or Sub-Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser and/or Sub-Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser and/or Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser and/or Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s and/or Sub-Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

        Brokerage commissions paid by the Funds for the fiscal years ended October 31, 2004, 2005 and 2006 totaled $128,916 on total transactions of $67,786,128, $228,143 on total transactions of $119,092,542 and $163,260 on total transactions of $91,374,631, respectively, for the Large Cap Value Fund; $192,196 on total transactions of $58,053,091, $221,322 on total transactions of $73,063,638 and $143,365 on total transactions of $61,242,680, respectively, for the Small Cap Value Fund; $71,379 on total transactions of $26,165,462, $85,447 on total transactions of $33,356,710 and $107,181 on total transactions of $46,330,545, respectively, for the International Value Fund. The Fixed Income Fund did not pay brokerage commissions during the last three fiscal years. Substantially all of the commissions paid by the Funds were paid on transactions which were directed to brokers providing research services.

        The Adviser and/or Sub-Adviser may have other clients for which it is making investment and order placement decisions similar to the Funds. When making simultaneous purchases or sales for the Funds and another client, if any, the Adviser’s and/or Sub-Adviser’s decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Funds. In other cases, simultaneous purchases or sales of securities for the Funds and other clients could provide the Funds with the ability to participate in volume transactions that may cost less per share or unit traded than smaller transactions.

TAXES

General

        The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

        Dividends from a Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gain are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distribution of net investment company income taxable made by the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        At October 31, 2006, the Fixed Income Fund had accumulated net realized capital loss carryovers of $585,547, with $518,984 expiring in October 2008 and $66,563 expiring in October 2014. To the extent the Fixed Income Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

        Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

        The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Foreign Taxes

        Each of the Funds may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

        If the pass through election described above is made, the source of a Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

        Each shareholder will be notified within 60 days after the close of each Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the Fund’s dividends and distributions that represent income derived from foreign sources.

SHAREHOLDER MEETINGS

        The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

        The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

        Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

        If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

        The Corporation’s Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Each series is a separate Fund. Shareholders are entitled: (1) to one vote per full share; (2) to such distributions as may be declared by the Corporation’s Board of Directors out of funds legally available; and (3) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Corporation voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares.

        As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The net asset value of a share of any Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends may be paid on shares of any Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Funds, the holders of each Fund would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that Fund.

DESCRIPTION OF SECURITIES RATINGS

        Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”) Standard & Poor’s Corporation (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

        “A-1” This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        “A-2” Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following two designations, both judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        “Prime-1” Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        “Prime-2” Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

Standard & Poor’s Debt Ratings

        A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

    1.     Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2.     Nature of and provisions of the obligation; and

    3.     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

        “AAA” This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

        “AA” A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

        “A” An issued rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        “BBB” An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

Speculative Grade

        Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        “BB” — Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-“rating.

        “B” — Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-“rating.

        “CCC” — Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

        “CC” — Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

        “C” — Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        “CI” — The rating “CI” is reserved for income bonds on which no interest is being paid.

        “D” — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

        Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        “Aaa” Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        “Aa” Bonds which are “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

        “A” Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        “Baa” Bonds which are rated “Baa” are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        “Ba” Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        “B” Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        “Caa” Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        “Ca” Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        “C” Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm for the Corporation. The financial statements of the Funds for the fiscal year ended October 31, 2006 have been audited by KPMG LLP, independent registered public accounting firm, and have been incorporated by reference in reliance upon the report of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.